Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Maag, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of CareDx, Inc.

Date: May 13, 2015	By:	/s/ Peter Maag
Peter Maag
President and Chief Executive Officer
(Principal Executive Officer)

I, Kenneth E. Ludlum, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of CareDx, Inc.

Date: May 13, 2015	By:	/s/ Kenneth E. Ludlum
Kenneth E. Ludlum
Chief Financial Officer
(Principal Accounting and Financial Officer)